Exhibit 99.1

As of June 30, 2005

Who We Are

Multi-bank holding company with significant operating autonomy at the individual banks Banking assets of $6.2 billion at June 30, 2005 Listed on the NYSE (CHZ), market capitalization as of June 30, 2005 was $1.3 billion 121 full service banking offices and 153 ATM locations throughout VT, NH, MA, ME

Commercial loans make up 70% of the total loan portfolio and core funding comprises 90% of total funding Strong wealth management operation with assets under administration of $8.6 billion and assets under management of $1.9 billion Excellent credit quality with year to date net charge-offs at .02% and an allowance for loan losses to loans of 1.43%

A Tradition of Success

Recognized competency in an attractive business mix Deep relationships with worthwhile customers Conservative underwriting standards and disciplined lending Efficient generator of low cost stable deposits Proven leadership focus to achieve superior financial results Well established and tangible shareholder orientation

Our Target Markets

12/31/93 6/30/05%

Assets (in millions)

Chittenden Bank $1,231 $3,066 50%

Ocean National Bank $1,626 26%

Bank of Western Mass $663 11%

Flagship Bank $514 8%

Maine Bank & Trust $333 5%

Total $1,231 $6,202 100%

Loans by State

12/31/93 6/30/05

VT 100% 41%

NH 22%

MA 27%

ME 10%

Deposits by State

12/31/93 6/30/05

VT 100% 52%

NH 20%

MA 19%

ME 9%

Corporate Structure

CUSTOMERS

Chittenden Bank

Ocean National Bank

Flagship Bank & Trust

Bank of Western Massachusetts

Maine Bank & Trust

CHZ SERVICES GROUP

CORPORATE

Our Target Markets

Chittenden Bank

Vermont Market

State population of nearly 620,000

Greater Burlington population over 150,000

13% population growth in Chittenden County since 1990 Greater Burlington median household income of $48,000 Greater Burlington median age = 34 Homeownership rate of over 70% exceeds national average Median housing value increased by 24% from 2000-2003 Nearly 9,000 new business startups in 2004 23% new job growth 1990-2000 (Greater Burlington area) 30,000 businesses and 70,000 households Small Business Culture—50% of jobs are from companies with less than 100 employees

Our Target Markets

THE BANK OF WESTERN MASSACHUSETTS

Greater Springfield Market

Population nearly 700,000 in Pioneer Valley (Hampden, Hampshire and Franklin Counties) Median household income of $41,000 Median age = 36 Above national/regional employment averages in education, insurance, health services, manufacturing Over 20 colleges located in Pioneer Valley 1993—2000 Pioneer Valley job growth over 15% 23,000 businesses and 90,000 households Telecommunications crossroads for New England

FLAGSHIP BANK

Greater Worcester Market

3rd largest city in New England Population of 777,000 in Worcester Co. 6 million people within a 50 mile radius Median household income of $48,000 Median age = 36 32,000 new jobs created in Worcester area between 1991—2003 Over 18% job growth in region (1993—2000)

Value of Worcester’s total assessed property value up nearly 15% in FY2003 Over 25,000 businesses and 110,000 households 16 colleges in Worcester Co.

Known as “The Center of Excellence in Biotechnology”

Our Target Markets

Ocean national

Southern NH/Seacoast Market

Total regional population over 1 million 17% population growth 1990—2003 Median household income of $50,000 Median age = 37

Large pool of professionals, 42% of Portsmouth residents hold a bachelor’s degree or > 75% of NH businesses employ <10 people Over 50% of all employees are with firms <250 people Over 5,000 new business startups in NH annually (1998-2002) New Hampshire gross domestic product up 5.6% 2003, 16th fastest growth in the United States Over 40,000 businesses and 150,000 households

MAINE BANK & TRUST

a main bank for main people

Greater Portland Market

Combined population of Cumberland and York Co. nearly 470,000 15% population growth 1990—2003 Median household income of $44,000 Median age = 35 Median housing value up 36% 2000-2003 30% of population with bachelor’s degree or higher 25% increase in residential building permits from 2000-2003 in the state 20% of Maine workforce in businesses with 4 or < employees Over 20,000 businesses and nearly 60,000 households 36 million tourist visits annually to Portland area

Our Target Customers

Commercial Banking

Businesses with Revenues of $1 to $100 Million; Loan Needs up to $20 Million and Multiple Product and Service Needs

Community Banking

Individuals and Families, Age 30+ who are Financially Sophisticated with Multiple Product and Service Needs and with Household Incomes > $50,000

Wealth Management

Businesses and Individuals with Investment Management, Brokerage, Trust and/or Private and Professional Banking Needs

Commercial & Community Banking

A Diversified Loan Portfolio

12/31/01

Municipal C&I Consumer

3% 20% 12%

Construction 3%

Residential Multi Family 22% 2%

Home Equity Commercial RE

6% 32%

6/30/05

Consumer Municipal C&I

6% 2%

20% Residential

17% Construction 3%

Multi Family Home Equity 4% 7%

Commercial RE

41%

Growth in C&I and CRE

40% 30% 20% 10% 0%

30%

25% 22% 22%

18% 16% 11% 8% 9% 2%

2001 2002 2003 2004 6/05

C&I CRE

80% 60% 40% 20% 0%

65% 67% 70% 70% 60%

40% 35%

33%

30% 30%

2001 2002 2003 2004 6/05

Commercial Consumer

Total loans as of December 31, 2001 and June 30, 2005 were $2.8 billion and $4.2 billion respectively

Commercial Loan Diversification by Industry

Wholesale Trade

5.15% Agriculture, Forestry, Utilities Other Fishing & Hunting 0.03% 3.37% 1.22%

Transportation & Construction Warehousing 5.97% 1.80% Other Srvc (except Public Admin) 3.07%

Accomodation &

Food Srvc

11.55% Real Estate, Rental & Leasing A dmin/Support & Waste Mgmt & 29.74% Remediation Svcs 1.03% Arts, Entertainment

& Rec 2.97%

Health Care & Soc Assist 4.80%

Mgmt of Companies

& Enterprises Finance & Insurance 0.45% 1.67% Information Professional, Scientific, Manufacturing 1.49% & Tech Srvc 9.77% Retail Trade 2.60% 8.73% Mining Educational 0.63% Srvc Public Admin 1.91% 2.05%

1. This chart encompasses the total commercial loan portfolio at June 30, 2005, which includes C&I, municipal, commercial RE, construction, and multi family loans.

2. Industry classifications are based on NAICS sector codes

Real Estate, Rental and Leasing

Development 0.87% Cash Secured Educational 0.76% 0.17%

Warehouse Elderly Housing 4.48% 0.44% Shopping Ctr/Stores 9.95%

Apartments Restaurant/Bar 1.24% 22.70%

Recreational 0.52% Other Business Assets 2.32%

Auto Sales/Svc Station Other 1.41% 3.29%

Hotel/Motel 0.09% Industrial 7.76%

Land 1.43% Manufacturing Office 1.94% 25.98% Mercantile 1.35% Mixed 12.56% Mobile Home Park 0.74%

1. This chart is a subset of the Commercial Loan Diversification by Industry chart on page 12

2. Industry classifications are based on NAICS sector codes

Continuing Core Deposit Growth

12/31/01

CDs > $100,000 Borrowings

5% 1%

CDs < $100,000 Demand Deposits 17% 17%

NOW 13%

Savings CMA/MMA 10% 37%

6/30/05

CDs > $100,000 Borrowings 10% 6%

CDs < $100,000 Demand Deposits 15% 17%

NOW CMA/MMA 17% 26% Savings 9%

40% 30% 20%

10% 0%

35% 34% 34% 30% 29%

2001 2002 2003 2004 6/05

Transactions Deposits% of Total Funding

75% 60% 45% 30% 15% 0%

57% 56% 57% 57% 53% 43% 47% 44% 43% 43%

2001 2002 2003 2004 6/05

Consumer Commercial

Total Deposits as of December 31, 2001 and June 30, 2005 were $3.7 billion and $5.1 billion respectively

Business Services

Insurance (11%)

Specializes in commercial property and casualty insurance Operates primarily in Vermont, Massachusetts and New Hampshire Gross premiums for the six months ending June 30, 2005 were $37 million

Cash Management (10%)

High level of service to business clients Only offered within the franchise Full menu of products

Merchant Services ACH

Lock box Sweep accounts

Payroll Services (3%) Over 1,000 customers Full menu of products

Annualized three year growth rate of 22%

Business Credit Cards (2%)

Only available to commercial customers Credit review performed as part of the normal commercial lending process Outstanding loans were $9.8 million and the customers generated interchange fee income of $555,000 for the six months ending June 30, 2005

Retirement Plan Services (1%) Primary focus is on defined benefit and contribution plans Provides custodial/directed trustee services for non-qualified plans Total retirement plan assets of $739 million

* Numbers in () are a percentage of total non interest income

Captive Insurance

The captive insurance market has grown 15% annually over the last 3 years Vermont is the U.S. domicile of choice for captive insurance companies

65% of the active captive insurers bank with Chittenden* Vermont has more captive insurance companies than all other states combined Over $299 million in bank deposits and over $740 million in Institutional Trust Assets under administration Over $76 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank

Captives in Vermont

800 600 400 200 0

717 726 674 597 527

2001 2002 2003 2004 6/05

*Some Chittenden customers have more than one captive

Government Banking

Leader in government banking for Vermont

Expanding our presence within the Massachusetts and New Hampshire franchises Customers use a wide array of transaction, loan and deposit products Over $79 million in loan balances and $343 million in deposits and repos

Loans

NH 7% MA

28%

VT 65%

Deposits & Repurchase Agreements

NH 28%

VT 48%

MA 24%

Mortgage Banking

Originations for 2004 were $693 million, and $282 million for the first six months of 2005, of which $491 million and $195 million, respectively, were sold in the secondary markets Underlying coupons in the mortgage servicing portfolio continue to decline

2001 2003 2004 6/05 Under 5% 0% 10% 11% 10% 5%<6% 2% 42% 52% 54% 6%<7% 38% 32% 30% 30% 7%<8% 50% 12% 6% 5% Over 8% 10% 4% 1% 1%

Mortgage servicing portfolio of $2.1 billion at June 30, 2005 with a conservative valuation of $12.1 million or 57 basis points* Continued expansion through our affiliate banks into other states:

Originations by Bank

BWM MBT 8% ONB 4%

Chittenden 13% 70%

FBT 5%

*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at June 30, 2005 was $16.2 million, or 79 basis points

Wealth Management

Wealth Management

Assets under administration

Assets under management $1.9 billion

Personal Trust/Custody 2.3 billion

Retail Investments .2 billion

Bond Administration Services 2.8 billion

Captive Insurance .7 billion

Retirement Plan Services .7 billion

Total $8.6 billion

Asset Management Services

Services include asset management and personal trust Over $1.9 billion in assets under management Over $2.3 billion in assets under administration Average relationship size of $1,242,000 Average managed account fee of 73 bps Operating margin of approximately 40%

Assets Under Management

58%

60%

34%

40%

20%

8%

0%

Equity Bonds Cash

As of 6/30/05

Wealth Management

Retail Investments – Broker/Dealer

Over $180 million in assets under administration

2005 Revenue: (as of June 30, 2005)

10% Annuity Sales 70% Brokerage Sales 20% Other

Serving over 7,000 customers in four states

Bond Administration Services

Operates throughout New England Over $2.8 billion in assets under administration Total revenue for the six months ending June 30, 2005 was $1.3 million

Revenue by State

NH/ME

9% MA

25%

VT 66%

Bond Administration Services

ME NH MA VT

1%

7%

32%

60%

0% 20% 40% 60% 80%

Financial Performance

Consistent Superior Financial Performance

Strong net interest margin

Low cost stable sources of funding and excellent liquidity position Strong fee based revenues in targeted businesses Conservative reserves and excellent credit quality Strong capital base

Net Interest Margin

4.74%

4.53%

4.21% 4.29% 4.12%

4.20% 4.08%

3.82% 3.89% 3.82%

2001 2002 2003 2004 6/05

5.00% 4.00% 3.00%

CHZ SNL*

*SNL Securities $5-$10 Billion index

Average Yield on Loans

9.0% 8.0% 7.0% 6.0% 5.0% 4.0%

8.0%

6.9%

7.7% 6.2% 6.0% 5.7% 6.5% 5.9% 5.5% 5.4%

2001 2002 2003 2004 6/05

CHZ SNL*

Average Yield on Securities

9.0% 7.0% 5.0% 3.0%

6.4%

5.6%

4.4% 4.3% 4.4% 6.0% 5.2% 4.3% 4.1% 4.2%

2001 2002 2003 2004 6/05

CHZ SNL*

Average Cost of Deposits

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

3.2%

2.0% 1.6% 2.7% 1.3% 1.1% 1.5% 0.9% 1.0% 0.7%

2001 2002 2003 2004 6/05

CHZ SNL*

Average Cost of Funds

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

3.6%

2.3%

1.7% 1.9% 2.8% 1.4% 1.6% 1.0% 1.2% 0.8%

2001 2002 2003 2004 6/05

CHZ SNL*

*SNL Securities $5-$10 Billion index

Noninterest Income

2001

Other

9% Wealth Management 28% Deposit Services 22%

Business Mortgage Services Banking 18% 23%

6/30/05

Other

7% Wealth Management Deposit 28% Services 24%

Mortgage

Banking Business 14% Services 27%

Noninterest Income/Operating Revenue

35.00% 25.00% 15.00%

31.75%

29.98% 27.20% 26.66% 30.79%

25.33% 26.66% 25.25% 24.56% 22.58%

2001 2002 2003 2004 6/05

CHZ SNL*

*SNL Securities $5-$10 Billion index

Noninterest Expense

2001

Other Compensation 24% 45%

DP Exp 8%

Occupancy 13%

Benefits 10%

6/30/05

Other

Compensation 23% 49% DP Exp 2%

Occupancy 14%

Benefits 12%

Efficiency Ratio

62% 60% 58% 56% 54% 52%

56.13% 58.56% 60.48% 58.96% 58.70% 54.59% 56.91% 58.87% 57.38% 57.60%

*SNL Securities $5-$10 Billion index

Financial Summary

2001 2002 2003 2004 6/04** 6/05**

Per Common Share

Diluted Earnings $1.44 $1.57 $1.66 $1.61 $0.76 $0.85

Cash Earnings* $1.49 $1.59 $1.70 $1.65 $0.79 $0.87

Dividends $0.61 $0.63 $0.64 $0.70 $0.34 $0.36

Book Value $9.25 $10.49 $12.66 $13.38 $12.74 $13.78

Tangible Book Value $8.42 $8.87 $7.44 $8.28 $7.57 $8.71

Dividend Payout Ratio 42.15% 39.88% 37.84% 42.45% 43.34% 41.87%

Return on Average Equity 16.55% 16.12% 13.90% 12.70% 12.19% 12.87%

Return on Average Tangible Equity* 18.54% 19.27% 22.92% 21.43% 20.70% 20.87%

Return on Average Assets 1.51% 1.40% 1.29% 1.27% 1.24% 1.32%

Return on Average Tangible Assets* 1.57% 1.44% 1.37% 1.36% 1.32% 1.40%

Net Interest Margin 4.74% 4.53% 4.12% 4.21% 4.18% 4.29%

Efficiency Ratio 56.13% 58.56% 60.48% 57.38% 59.51% 57.60%

NPAs to Loans & OREO 0.46% 0.49% 0.39% 0.49% 0.54% 0.54%

Loan Loss Reserve to Loans 1.59% 1.62% 1.54% 1.45% 1.52% 1.43%

Net Charge-Offs to Average Loans 0.24% 0.28% 0.16% 0.07% 0.03% 0.02%

Tangible 8.19% 7.29% 6.02% 6.58% 6.24% 6.78%

Leverage 7.99% 9.28% 7.79% 8.42% 8.22% 8.78%

Tier 1 10.32% 12.25% 10.07% 10.44% 10.46% 10.56%

Risk-Based 11.57% 13.50% 11.32% 11.64% 11.73% 11.75%

Earnings

Ratios

Credit

Capital

* see Appendix

** for the six months ending

Risk Management

Credit Quality

Net Charge-offs to Average Loans

0.45% 0.30% 0.15% 0.00%

0.35% 0.33%

0.27%

0.20% 0.28%

0.24% 0.14% 0.16%

0.07%

0.02%

2001 2002 2003 2004 6/05 CHZ SNL*

NPAs to Loans & OREO

0.85% 0.75% 0.65% 0.55% 0.45% 0.35%

0.75% 0.71%

0.65%

0.60%

0.57%

0.54% 0.49% 0.49% 0.46% 0.39%

2001 2002 2003 2004 6/05 CHZ SNL*

Reserves/Loans

1.80% 1.60% 1.40% 1.20% 1.00%

1.62% 1.59%

1.54%

1.45% 1.43%

1.44% 1.41%

1.35% 1.29%

1.21%

2001 2002 2003 2004 6/05 CHZ SNL*

*SNL Securities $5-$10 Billion index

Granularity of Non-Accrual Loans

Size of Total Book

Relationship Balance % # %

> $1.0 MM $10,931 47% 6 4%

$500 M to $1 MM 4,133 18% 5 3%

$100 M to $500 M 2,782 12% 9 5%

< $100 M 5,299 23% 143 88%

Total $23,145 100% 163 100%

As of 06/30/2005

Interest Rate Risk

Naturally Hedged

Net Interest Income Sensitivity (Ramped)*

+50 bps +0.77%

+25 bps +0.39%

-25 bps –0.48%

-50 bps –2.25%

Net Income Sensitivity (Ramped)*

+50 bps +1.28%

+25 bps +0.63%

-25 bps -0.83%

-50 bps -4.12%

Net Interest Income Sensitivity (Shocked)*

+200 bps +2.94%

+100 bps +1.50%

-100 bps –1.94%

-200 bps –8.06%

Net Income Sensitivity (Shocked)*

+200 bps +5.13%

+100 bps +2.60%

-100 bps -3.59%

-200 bps -14.88%

Static Gap

6 month -1.95%

12 month 2.18%

*12 month forward estimates as of 6/30/05

In Summary

A Compelling Story

Strong market share and a proven acquisition acumen Low risk balance sheet with a prudent growth strategy Diversified banking services with a solid balance of revenues Low exposure to volatile sectors with a fortress balance sheet

Total Shareholder Return

5-Year Period

15% 10% 5% 0% -5%

14.97%

-2.37%

1.71%

CHZ S&P 500 Dow Jones Ind Avg

Annual Equivalent

10-Year Period

30% 20% 10% 0%

15.18%

9.93% 10.61%

CHZ S&P 500 Dow Jones Ind Avg

Annual Equivalent Annual Equivalent

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.

Appendix

Reconciliation of non-GAAP measurements to GAAP

YTD YTD YTD YTD YTD YTD

Dec-01 Dec-02 Dec-03 Dec-04 Jun-04 Jun-05

Net Income (GAAP) $58,501 $63,645 $74,799 $75,127 $35,621 $39,888

Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000 992 935

Tangible Net Income (A) 60,426 64,476 76,585 77,127 36,613 40,823

Average Equity (GAAP) 353,529 394,740 538,217 591,693 587,863 625,181

Average Identified Intangibles 0 9,108 22,493 21,741 22,183 19,784

Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392) (6,392) (5,136)

Average Goodwill 28,147 53,293 187,369 216,519 216,435 216,136

Average Tangible Equity (B) 325,976 334,619 334,118 359,825 355,637 394,397

Return on Average Tangible Equity (A) / (B) 18.54% 19.27% 22.92% 21.43% 20.70% 20.87%

Average Assets (GAAP) $3,871,017 $4,551,879 $5,777,538 $5,895,720 $5,795,614 $6,101,909

Average Identified Intangibles 0 9,108 22,493 21,741 22,183 19,784

Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392) (6,392) (5,136)

Average Goodwill 28,147 53,293 187,369 216,519 216,435 216,136

Average Tangible Assets (C) 3,843,464 4,491,759 5,573,439 5,663,852 5,563,388 5,871,125

Return on Average Tangible Assets (A) / (C) 1.57% 1.44% 1.37% 1.36% 1.32% 1.40%

Reconciliation of non-GAAP measurements to GAAP

Cash Earnings YTD YTD YTD YTD YTD YTD

Dec-01 Dec-02 Dec-03 Dec-04 Jun-04 Jun-05

Net Income (GAAP) $58,501 $63,645 $74,799 $75,127 $35,621 $39,888

Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000 992 935

Tangible Net Income (A) 60,426 64,476 76,585 77,127 36,613 40,823

Net Income (Operating) (A) $60,426 $64,476 $76,585 $77,127 $36,613 $40,823

CSEs (B) 40,684 40,619 45,150 46,731 46,539 46,900

Cash Earnings (A) / (B) $1.49 $1.59 $1.70 $1.65 $0.79 $0.87